[Logo] M F S (R)
INVESTMENT MANAGEMENT                                        SEMIANNUAL REPORT
  We invented the mutual fund(R)                             JUNE 30, 2000




                               [Graphic Omitted]



                            A SERIES OF MFS(R) VARIABLE INSURANCE TRUST
                            MFS(R) GLOBAL
                            GOVERNMENT SERIES

MFS(R) GLOBAL GOVERNMENTS SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                                 INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman and Chief Executive        Massachusetts Financial Services Company
Officer, MFS Investment Management(R)                    500 Boylston Street
                                                         Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and
trustee                                                  DISTRIBUTOR
                                                         MFS Fund Distributors, Inc.
William R. Gutow+ - Private investor and real            500 Boylston Street
estate consultant; Vice Chairman, Capitol                Boston, MA 02116-3741
Entertainment Management Company (video franchise)
                                                         INVESTOR SERVICE
CHAIRMAN AND PRESIDENT                                   MFS Service Center, Inc.
Jeffrey L. Shames*                                       P.O. Box 2281
                                                         Boston, MA 02107-9906
PORTFOLIO MANAGER
James T. Swanson*                                        For additional information,
                                                         contact your investment professional.
TREASURER
James O. Yost*                                           CUSTODIAN
                                                         State Street Bank and Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                                         WORLD WIDE WEB
Ellen Moynihan*                                          www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in variable products will fluctuate and may be worth more or less upon redemption. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended June 30, 2000, the series' Initial Class shares provided a total return of 1.44% and Service Class shares 1.23%. These results include the reinvestment of any distributions and compare to a 0.41% return for the series' benchmark, the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

While global credit markets were not as volatile as they had been in previous years, they remained relatively illiquid. That is, they suffered from a lack of investor interest. There were several reasons for this illiquidity. In the United States, the Federal Reserve Board (the Fed) was actively raising interest rates in order to cool the U.S. economy and head off inflation. Wall Street broker/dealers kept very low inventories of non-Treasury bonds. Questions arose in the U.S. government about the implicit government backing of government-supported entities, such as the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). Trading in Treasury securities declined as the government curtailed auctions and used its budget surplus to buy back higher-yielding long-term debt. As a result, all non-Treasury segments of the U.S. bond market markedly underperformed Treasury securities at a time when investors were concerned that economic growth would slow too quickly and we would enter a recession. (Principal value and interest on Treasuries are guaranteed by the U.S. government if held to maturity.)

Overseas, the malaise was different. There, the market was rife with fears that interest rates would rise much higher in order to balance Europe's trade surpluses. This backdrop helped cause the collapse of the euro. Emerging market debt proved to be the best-performing segment of the global fixed-income markets. Among the factors that helped emerging markets were Mexico's upgrade to investment-grade status, improved prospects for some of the larger issuers such as Brazil, further growth in Asia, and increases in the price of oil. About half of the countries that issue emerging-market debt export oil, including Mexico, Venezuela, and Ecuador.

The series' performance benefited from its concentration in U.S. bonds. We whittled down the series' European positions and nondollar assets, reallocating the assets for the most part into U.S. Treasury securities. The series once held about 60% of its assets in international debt securities. Now it holds around 18%. Treasuries, on the other hand, currently represent about 33% of the portfolio. U.S. Treasuries were the second-best performing sector of the world's fixed-income markets in the first half of 2000, behind emerging-market debt. The series recently found some opportunities among emerging-market issuers and currently holds about a 3% weighting in that area. However, the series' stake in this area is typically not very large due to our focus on higher-quality segments of the international markets.

Our rationale for shunning international bonds, and European securities in particular, was our feeling that Europe was entering a less favorable stage in its growth cycle for bonds. European countries were emerging from a recession and facing stronger growth, a scenario that typically puts upward pressure on interest rates and downward pressure on bond prices. We were also concerned about rising inflation in Europe.

In the United States, on the other hand, our view was that the Federal Reserve Board (the Fed) would achieve its goal of a soft landing, slowing economic growth without creating a recession. Even though the Fed was actively pursuing a program of short-term interest-rate hikes to do so, we felt that interest rates would decline over the long term. This view was supported by the fact that long-term Treasury yields actually fell below the yields offered by short-term Treasury securities. Inflation, which eats into the value of a bond's fixed payments, appears to us to be under control.

With the series' U.S. Treasury allocation, we pursued a barbell strategy. In other words, we focused the series' Treasury investments on securities with very long maturities on the one hand, very short maturities on the other, and very little in the middle. By doing so, we were able to capture higher yields from the shorter-maturity instruments as the Fed raised short-term rates, and benefit from the appreciation of the longer-term bonds as their yields fell -- and their prices rose. Long-term Treasuries also benefited from the added boost provided by the U.S. Treasury's buyback program. Demand for long-term bonds increased dramatically, as investors became concerned that supply would become scarce in the future. This added demand helped push yields even lower, and prices even higher.

The way we structured the series' duration, which is a measure of interest-rate sensitivity, also helped its performance. With our U.S. Treasury position, we kept a long duration, which meant the series was more sensitive to changes in rates. As a result, the series was able to benefit even more from declining long-term Treasury yields. On the other hand, we kept the duration of the series' European positions fairly short, a move that helped us because interest rates rose overseas.

The series also holds about 11% in high-yield corporate bonds. That market has priced in a default rate of about 10%, a level usually seen in a recession. At this point defaults are running higher than in the past few years, but still only at about 4%. Our belief is that a recession will not ensue, that this sector is attractively valued, and that high-yield bonds could provide strong relative performance should the Fed engineer a soft landing.

Turning to our outlook, we believe the general trends in global debt markets will remain in place. That means continued slower growth in the United States, with no recession but perhaps some credit problems, and further declines in the yields of long-term Treasuries. We think global economic growth will probably also decline because of the strong influence of the United States. We anticipate continuing to avoid European bonds because we feel values there are not as compelling, and the downward trend of interest rates should be more pronounced domestically than on the Continent. We feel high-yield bonds offer the potential for strong performance over the coming year because their prices are at such cheap levels. We'll probably remain neutral on emerging markets, keeping the series' position at roughly the same level.

    Respectfully,

/s/ James T. Swanson
    James T. Swanson
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

James T. Swanson is Senior Vice President of MFS Investment Management(R). He is portfolio manager of MFS(R) Strategic Income Fund, MFS(R) Global Governments Series (part of MFS(R) Variable Insurance Trust(SM)), the Strategic Income Series offered through MFS(R)/Sun Life annuity products, and two closed-end funds, MFS(R) Charter Income Trust and MFS(R) Multimarket Income Trust.

Mr. Swanson joined MFS in 1985 as Vice President and was named Senior Vice President in 1989. He is a graduate of Colgate University and the Harvard University Graduate School of Business Administration. Mr. Swanson is a Chartered Financial Analyst.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over
100 professionals utilizing MFS Original Research(R), a global, security-oriented, bottom-up process of selecting securities.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks income and capital appreciation.

Commencement of investment operations: June 14, 1994

Class inception: Initial Class June 14, 1994
                 Service Class May 1, 2000

Size: $46.4 million net assets as of June 30, 2000

PERFORMANCE SUMMARY

Because the series is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including the reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2000

INITIAL CLASS
                                                       6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +1.44%           +1.84%           +7.35%          +13.01%          +26.54%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                --             +1.84%           +2.39%          + 2.48%          + 3.97%
-----------------------------------------------------------------------------------------------------------------------------------

SERVICE CLASS
                                                       6 Months           1 Year          3 Years          5 Years            Life*
-----------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                                  +1.23%           +1.63%           +7.12%          +12.77%          +26.28%
-----------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                                --             +1.63%           +2.32%          + 2.43%          + 3.94%
-----------------------------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the series' investment operations, June 14, 1994, through June 30, 2000.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 2000

Bonds - 91.1%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Bonds - 67.0%
  Automotive - 5.6%
    Ford Motor Credit Co., 6.7s, 2004                                  $  1,249           $ 1,210,106
    Ford Motor Credit Co., 6.375s, 2008                                     425               385,186
    General Motors Corp., 1.25s, 2004                               JPY  26,000               243,505
    General Motors Corp., 9.4s, 2021                                   $    662               754,382
                                                                                          -----------
                                                                                          $ 2,593,179
-----------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.2%
    Midland Funding Corp., 10.33s, 2002                                $    102           $   104,348
-----------------------------------------------------------------------------------------------------
  Container, Forest and Paper Products - 1.9%
    Gaylord Container Corp., 9.75s, 2007                               $    500           $   390,000
    Riverwood International Corp., 10.25s, 2006                             500               475,000
                                                                                          -----------
                                                                                          $   865,000
-----------------------------------------------------------------------------------------------------
  Energy - 0.5%
    Niagara Mohawk Power Corp., 8.77s, 2018                            $    250           $   250,000
-----------------------------------------------------------------------------------------------------
  Federal National Mortgage Association - 10.5%
    FNMA, 7s, 2030                                                     $  3,010           $ 2,905,911
    FNMA, 7.5s, 2030                                                      1,999             1,970,399
                                                                                          -----------
                                                                                          $ 4,876,310
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 2.1%
    DLJ Commercial Mortgage Corp., 7.545s, 2005 (Interest only)        $ 29,000           $   985,565
-----------------------------------------------------------------------------------------------------
  Government National Mortgage Association - 3.3%
    GNMA, 8s, 2029                                                     $  1,499           $ 1,515,768
-----------------------------------------------------------------------------------------------------
  Industrial - 1.0%
    Hayes Wheels International, Inc., 9.125s, 2007                     $    500           $   446,250
-----------------------------------------------------------------------------------------------------
  Media - 2.0%
    Adelphia Communications Corp., 8.375s, 2008                        $    500           $   440,000
    Chancellor Media Corp., 8.125s, 2007                                    500               501,250
                                                                                          -----------
                                                                                          $   941,250
-----------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.4%
    AK Steel Holdings Corp., 9.125s, 2006                              $    200           $   191,500
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.1%
    Hollinger International Publishing, 9.25s, 2007                    $    500           $   492,500
-----------------------------------------------------------------------------------------------------
  Telecommunications - 5.6%
    Charter Communications Holdings, 8.25s, 2007                       $    500           $   442,500
    Nextel Communications, Inc., 0s to 2003, 9.95s, 2008                  1,000               737,500
    Nextlink Communications, Inc., 10.75s, 2009                             500               495,000
    PSINET, Inc., 11s, 2009                                                 500               465,000
    Liberty Media Corp., 8.25s, 2030                                        500               459,131
                                                                                          -----------
                                                                                          $ 2,599,131
-----------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 32.8%
    U.S. Treasury Notes, 5.5s, 2003                                    $  5,459           $ 5,341,418
    U.S. Treasury Notes, 6.5s, 2005                                       3,500             3,537,730
    U.S. Treasury Notes, 6s, 2009                                           361               358,123
    U.S. Treasury Bonds, 9.875s, 2015                                       440               596,614
    U.S. Treasury Bonds, 6.125s, 2029                                     5,338             5,391,380
                                                                                          -----------
                                                                                          $15,225,265
-----------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                          $31,086,066
-----------------------------------------------------------------------------------------------------
Foreign Bonds - 24.1%
  Brazil - 1.5%
    Federal Republic of Brazil, 5s, 2014                               $    924           $   680,001
-----------------------------------------------------------------------------------------------------
  Bulgaria - 0.9%
    Hermes Europe Railtel B.V., 10.375s, 2009
      (Telecommunications)                                             $    500           $   420,000
-----------------------------------------------------------------------------------------------------
  Denmark - 1.0%
    Nykredit, 5s, 2019 (Banks and Credit Cos.)                      DKK   1,540           $   174,441
    Nykredit, 6s, 2029 (Banks and Credit Cos.)                            2,298               269,272
                                                                                          -----------
                                                                                          $   443,713
-----------------------------------------------------------------------------------------------------
  France - 1.2%
    Republic of France, 4s, 2002                                    EUR      92           $    86,532
    Republic of France, 3.5s, 2004                                           95                85,656
    Republic of France, 4s, 2009                                            470               404,924
                                                                                          -----------
                                                                                          $   577,112
-----------------------------------------------------------------------------------------------------
  Germany - 2.1%
    Federal Republic of Germany, 5.375s, 2010                       EUR     531           $   511,708
    Federal Republic of Germany, 6.5s, 2027                                  94               101,217
    Federal Republic of Germany, 4.75s, 2028                                278               237,309
    Federal Republic of Germany, 6.25s, 2030                                109               115,653
                                                                                          -----------
                                                                                          $   965,887
-----------------------------------------------------------------------------------------------------
  Greece - 2.1%
    Hellenic Republic, 6s, 2006                                     GRD 113,100           $   318,923
    Hellenic Republic, 5.75s, 2008                                  EUR     357               338,577
    Hellenic Republic, 6.3s, 2009                                   GRD 112,900               323,962
                                                                                          -----------
                                                                                          $   981,462
-----------------------------------------------------------------------------------------------------
  Italy - 2.0%
    Republic of Italy, 3.25s, 2004                                  EUR     264           $   234,511
    Republic of Italy, 5.5s, 2010                                           276               262,600
    Republic of Italy, 6s, 2031                                             426               416,420
                                                                                          -----------
                                                                                          $   913,531
-----------------------------------------------------------------------------------------------------
  Japan - 1.0%
    Development Bank of Japan, 1.75s, 2010 (Banks and
      Credit Cos.)                                                  JPY  51,000           $   478,798
-----------------------------------------------------------------------------------------------------
  Mexico - 2.6%
    United Mexican States, 11.5s, 2026                                 $  1,000           $ 1,210,000
-----------------------------------------------------------------------------------------------------
  Netherlands - 1.2%
    American Med International N.V., 0s, 2002 (Healthcare)             $    176           $   141,240
    United Pan Europe, 10.875s, 2009 (Telecommunications)                   500               425,000
                                                                                          -----------
                                                                                          $   566,240
-----------------------------------------------------------------------------------------------------
  Norway - 0.6%
    Union Bank of Norway, 7.35s, 2049 (Banks and Credit Cos.)##        $    300           $   292,467
-----------------------------------------------------------------------------------------------------
  Russia - 0.5%
    Russia Principal Loans, 7.938s, 2020 (In default)                  $    750           $   226,875
-----------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)                  $    250           $   248,438
-----------------------------------------------------------------------------------------------------
  Spain - 1.0%
    Government of Spain, 6s, 2008                                   EUR     453           $   443,626
-----------------------------------------------------------------------------------------------------
  Sweden - 0.4%
    Kingdom of Sweden, 6s, 2005                                     SEK   1,600           $   186,497
-----------------------------------------------------------------------------------------------------
  United Kingdom - 5.5%
    British Telecom PLC, 11.875s, 2008
      (Telecommunications)                                             $    500           $   588,485
    OTE PLC, 6.125s, 2007 (Industrial)                              EUR     190               178,236
    United Kingdom Treasury, 7s, 2002                               GBP     488               751,710
    United Kingdom Treasury, 6.75s, 2004                                    665             1,049,333
                                                                                          -----------
                                                                                          $ 2,567,764
-----------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $11,202,411
-----------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $43,240,222)                                                $42,288,477
-----------------------------------------------------------------------------------------------------

Call Options Purchased - 0.1%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Australian Dollar/July/0.585                                    AUD     908           $     4,686
    Japan Govt Bonds/August/132.49                                  JPY 150,000                15,625
    Japanese Yen/July/105                                               220,499                14,112
    Mexican Peso/July/10.2                                          MXP  11,033                34,466
-----------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $64,161)                                     $    68,889
-----------------------------------------------------------------------------------------------------

Put Options Purchased - 0.4%
-----------------------------------------------------------------------------------------------------
    Australian Dollar/August/0.66                                   AUD   1,592           $       153
    Euro/August/1.07                                                EUR   1,286                    49
    Euro/August/1.04                                                      1,500                   519
    Euro/August/102                                                     234,807                35,691
    Euro/September/0.99                                                   2,568                27,942
    Japanese Yen/July/108                                           JPY 244,417                 8,310
    Japanese Yen/July/103                                               221,534                14,178
    Japanese Yen/September/105                                          244,885                47,263
    Japanese Yen/January/130                                             11,037                   221
    British Pounds/August/0.62                                      GBP   1,496                31,752
    British Pounds/August/0.615                                           1,490                27,360
-----------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $234,304)                                     $   193,438
-----------------------------------------------------------------------------------------------------

Short-Term Obligations - 10.3%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00, at Amortized Cost             $  4,799           $ 4,797,248
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $48,335,935)                                          $47,348,052
-----------------------------------------------------------------------------------------------------

Call Options Written - (0.1)%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Australian Dollar/August/0.61                                   AUD   1,471           $   (39,741)
    Australian Dollar/May/0.555                                             748                (3,853)
    Canadian Dollar/September/1.4                                   CAD   2,963                  (201)
    Japanese Yen/September/93.25                                    JPY 224,779               (12,812)
-----------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $99,143)                                   $   (56,607)
-----------------------------------------------------------------------------------------------------

Put Options Written - (0.1)%
-----------------------------------------------------------------------------------------------------
    Canadian Dollar/July/1.50                                       CAD      23           $    (2,996)
    Canadian Dollar/August/1.49                                              23                (5,818)
    Euro/August/1.12                                                EUR   1,615                    (2)
    Japanese Yen/July/108                                           JPY 244,417                (8,310)
    Japanese Government Bond/August/132.49                              150,000               (11,950)
-----------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $62,640)                                   $   (29,076)

Other Assets, Less Liabilities - (1.7)%                                                      (831,417)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $46,430,952
-----------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD = Australian Dollar            JPY = Japanese Yen
BRL = Brazilian Real               MXP = Mexican Peso
CAD = Canadian Dollar              NZD = New Zealand Dollar
DKK = Danish Kroner                SEK = Swedish Kronor
EUR = Euro                         VEB = Venezuelan Peso
GBP = British Pounds               ZAR = South African Rand
GRD = Greek Drachma

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
JUNE 30, 2000
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $48,335,935)              $47,348,052
  Cash                                                                    1,493
  Net receivable for forward foreign currency exchange
    contracts to purchase                                                60,158
  Receivable for series shares sold                                     109,957
  Receivable for investments sold                                       982,322
  Interest receivable                                                   750,348
                                                                    -----------
      Total assets                                                  $49,252,330
                                                                    -----------
Liabilities:
  Foreign currency, at value (identified cost, $21)                 $        22
  Payable for series shares reacquired                                   94,293
  Payable for investments purchased                                   2,545,941
  Net payable for forward foreign currency exchange contracts
    to sell                                                              51,511
  Net receivable for forward foreign currency exchange contracts
    subject to master netting agreements                                 42,773
  Written options outstanding, at value (premiums
    received, $161,783)                                                  85,683
  Payable to affiliates -
    Management fee                                                          949
  Accrued expenses and other liabilities                                    206
                                                                    -----------
      Total liabilities                                             $ 2,821,378
                                                                    -----------
Net assets                                                          $46,430,952
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $48,666,378
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (950,088)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (2,516,450)
  Accumulated undistributed net investment income                     1,231,112
                                                                    -----------
      Total                                                         $46,430,952
                                                                    ===========
Shares of beneficial interest outstanding                            4,798,087
                                                                     =========
Initial Class shares:
  Net asset value per share
    (net assets of $46,430,748 / 4,798,066 shares of beneficial
    interest outstanding)                                             $9.68
                                                                      =====
Service Class shares:
  Net asset value per share
    (net assets of $204.09 / 21.142 shares of beneficial
    interest outstanding)                                             $9.65
                                                                      =====

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2000
-------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $ 1,520,605
                                                                    -----------
  Expenses -
    Management fee                                                  $   170,297
    Administrative fee                                                    3,695
    Trustees' compensation                                                1,090
    Shareholder servicing agent fee                                       7,903
    Custodian fee                                                        14,413
    Printing                                                             15,689
    Auditing fees                                                        22,530
    Legal fees                                                              663
    Miscellaneous                                                           613
                                                                    -----------
      Total expenses                                                $   236,893
    Reduction of expenses by investment adviser                         (10,451)
                                                                    -----------
      Net expenses                                                  $   226,442
                                                                    -----------
        Net investment income                                       $ 1,294,163
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $(1,901,637)
    Written option transactions                                         129,600
    Foreign currency transactions                                       293,438
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(1,478,599)
                                                                    -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                     $   920,337
    Written options                                                       1,537
    Translation of assets and liabilities in foreign currencies        (109,000)
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $   812,874
                                                                    -----------
        Net realized and unrealized loss on investments and
          foreign currency                                          $  (665,725)
                                                                    -----------
          Increase in net assets from operations                    $   628,438
                                                                    ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------------------
                                                                                    SIX MONTHS ENDED             YEAR ENDED
                                                                                       JUNE 30, 2000      DECEMBER 31, 1999
                                                                                         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                                 $ 1,294,163             $ 2,364,196
  Net realized loss on investments and foreign currency transactions                     (1,478,599)               (639,869)
  Net unrealized gain (loss) on investments and foreign currency translation                812,874              (2,862,199)
                                                                                        -----------             -----------
    Increase (decrease) in net assets from operations                                   $   628,438             $(1,137,872)
                                                                                        -----------             -----------
Distributions declared to shareholders -
  From net investment income                                                            $(2,222,862)            $(2,491,294)
                                                                                        -----------             -----------
Net increase in net assets from series share transactions                               $ 2,964,824             $ 2,724,216
                                                                                        -----------             -----------
      Total increase (decrease) in net assets                                           $ 1,370,400             $  (904,950)
Net assets:
  At beginning of period                                                                 45,060,552              45,965,502
                                                                                        -----------             -----------
  At end of period (including accumulated undistributed net
    investment income of $1,231,112 and $2,159,811, respectively)                       $46,430,952             $45,060,552
                                                                                        ===========             ===========

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                          SIX MONTHS ENDED        -------------------------------------------------------------
                                             JUNE 30, 2000          1999          1998         1997          1996          1995
                                               (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                             INITIAL CLASS
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                                            $10.03        $10.88        $10.21       $10.58        $10.17        $ 9.82
                                                    ------        ------        ------       ------        ------        ------
Income from investment operations# -
  Net investment income(S)                          $ 0.28        $ 0.54        $ 0.53       $ 0.61        $ 0.60        $ 0.63
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (0.15)        (0.80)         0.27        (0.73)        (0.19)         0.78
                                                    ------        ------        ------       ------        ------        ------
    Total from investment operations                $ 0.13        $(0.26)       $ 0.80       $(0.12)       $ 0.41        $ 1.41
                                                    ------        ------        ------       ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                        $(0.48)       $(0.59)       $(0.13)      $(0.17)       $ --          $(0.42)
  From net realized gain on investments and
    foreign currency transactions                     --            --            --          (0.08)         --            --
  In excess of net investment income                  --            --            --           --            --           (0.54)
  In excess of net realized gain on investments
    and foreign currency transactions                 --            --            --           --  (+)       --            --
  From paid-in capital                                --            --            --           --            --           (0.10)
                                                    ------        ------        ------       ------        ------        ------
    Total distributions declared to shareholders    $(0.48)       $(0.59)       $(0.13)      $(0.25)       $ --          $(1.06)
                                                    ------        ------        ------       ------        ------        ------
Net asset value - end of period                     $ 9.68        $10.03        $10.88       $10.21        $10.58        $10.17
                                                    ======        ======        ======       ======        ======        ======
Total return                                          1.44%++      (2.50)%        7.90%       (1.13)%        4.03%        14.38%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                          1.00%+        1.01%         1.01%        1.00%         1.00%         1.00%
  Net investment income                               5.71%+        5.19%         5.11%        5.96%         5.84%         6.05%
Portfolio turnover                                      65%          128%          270%         335%          361%          211%
Net assets at end of period (000 omitted)          $46,431       $45,061       $45,966      $38,058       $26,023        $7,424

(S) Subject to reimbursement by the series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays a fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
      Net investment income                         $ 0.28        $ 0.54        $ 0.52       $ 0.59        $ 0.50        $ 0.53
      Ratios (to average net assets):
        Expenses##                                    1.05%+        1.05%         1.11%        1.15%         2.03%         1.99%
        Net investment income                         5.66%+        5.15%         5.01%        5.81%         4.81%         5.09%
  + Annualized.
 ++ Not annualized.
(+) Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

-----------------------------------------------------------------------------
                                                             SIX MONTHS ENDED
                                                               JUNE 30, 2000*
                                                                  (UNAUDITED)
-----------------------------------------------------------------------------
                                                                SERVICE CLASS
-----------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                  $ 9.47
                                                                       ------
Income from investment operations# -
  Net investment income(S)                                             $ 0.09**
  Net realized and unrealized loss on investments and foreign
    currency                                                             0.09
                                                                       ------
    Total from investment operations                                   $ 0.18
                                                                       ------
Net asset value - end of period                                        $ 9.65
                                                                       ======
Total return                                                             1.23%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                             1.11%+
  Net investment income                                                  5.50%+
Portfolio turnover                                                         65%
Net assets at end of period (000 omitted)                              $    0***

(S) Subject to reimbursement by the series, MFS has voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays a fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:
      Net investment income                                            $ 0.09
      Ratios (to average net assets):
        Expenses##                                                       1.16%+
        Net investment income                                            5.45%+
  * For the period from the inception of Service Class shares, May 1, 2000, through June 30, 2000.
 ** The per share data is not in accord with the net realized and unrealized loss for the period because of the timing of sales of series shares and the amount of per share realized and unrealized gains and losses at such time.
*** Net assets for the period were less than $1,000.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Government Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 2000, there were 32 shareholders in the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The series may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the series realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the series. The series, as writer of an option, may have no control over whether the underlying securities may be sold
(call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the series' management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The series may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the series may enter into contracts with the intent of changing the relative exposure of the series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium discount is amortized for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1999, the series, for federal income tax purposes, had a capital loss carryforward of $980,034 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005, ($28,643) and December 31, 2007, ($951,391).

The series offers multiple classes of shares that differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series' average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series' operating expenses, exclusive of management fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, the series paid MFS an expenses reimbursement fee not greater than 0.25% of daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 2000, aggregate unreimbursed expenses amounted to $376,146.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series incurs an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - The Trustees have adopted a distribution plan for the service class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay MFD a distribution fee up to 0.25% per annum of its average daily net assets attributable to Service Class shares in order that MFD may pay expenses on behalf of the series related to the distribution of its shares. A portion of this distribution fee is currently being paid by the series; payment of the remaining 0.05% per annum of the Service Class distribution fee will become payable on such a date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended June 30, 2000, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       PURCHASES          SALES
-------------------------------------------------------------------------------
U.S. government securities                           $30,580,561    $15,846,281
                                                     -----------    -----------
Investments (non-U.S. government securities)         $ 1,685,885    $14,435,242
                                                     -----------    -----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $48,422,610
                                                                    -----------
Gross unrealized appreciation                                       $   585,580
Gross unrealized depreciation                                        (1,660,138)
                                                                    -----------
    Net unrealized depreciation                                     $(1,074,558)
                                                                    ===========

(5) Shares of Beneficial Interest
The series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class Shares

                                         SIX MONTHS ENDED JUNE 30, 2000            YEAR ENDED DECEMBER 31, 1999
                                         ------------------------------         -------------------------------
                                            SHARES               AMOUNT             SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                              1,394,417         $ 13,736,767          2,906,772         $ 29,919,050
Shares issued to shareholders in
  reinvestment of distributions            234,975            2,222,860            242,344            2,491,294
Shares reacquired                       (1,323,057)         (12,995,003)        (2,882,052)         (29,686,128)
                                        ----------         ------------         ----------         ------------
    Net increase                           306,335         $  2,964,624            267,064         $  2,724,216
                                        ==========         ============         ==========         ============

Service Class Shares
                                                  SIX MONTHS ENDED JUNE 30, 2000
                                                  ------------------------------
                                                            SHARES        AMOUNT
--------------------------------------------------------------------------------
Shares sold                                                     21        $  200
Shares issued to shareholders in
  reinvestment of distributions                               --            --
Shares reacquired                                             --            --
                                                            ------        ------
    Net increase                                                21        $  200
                                                            ======        ======

(6) Line of Credit
The series and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each series, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating series at the end of each quarter. The commitment fee allocated to the series for six months ended June 30, 2000, was $79. The series had no borrowings during the period.

(7) Financial Instruments
The series trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options and forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions
                                                       NUMBER OF
                                                       CONTRACTS       PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                               6       $121,061
Options written                                               21        523,387
Options terminated in closing transactions                   (11)      (373,276)
Options exercised                                             (4)       (29,664)
Options expired                                               (3)       (79,725)
                                                             ---       --------
Outstanding, end of period                                     9       $161,783
                                                             ===       ========

At June 30, 2000, the series had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                           NET UNREALIZED
                                                    CONTRACTS TO                            CONTRACTS        APPRECIATION
                       SETTLEMENT DATE           DELIVER/RECEIVE     IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Sales                         06/05/01  BRL            2,923,286          $1,481,834       $1,498,795            $(16,961)
                              09/13/00  DKK            3,827,949             490,951          491,281                (330)
                              09/13/00  GRD          231,319,968             654,648          654,350                 298
                   07/24/00 - 09/13/00  JPY          109,576,540           1,051,121        1,040,037              11,084
                              07/31/00  MXP            4,622,255             463,600          465,777              (2,177)
                              09/13/00  SEK            3,290,498             380,735          375,255               5,480
                              10/05/00  VEB          945,279,158           1,299,650        1,348,555             (48,905)
                                                                          ----------       ----------            --------
                                                                          $5,822,539       $5,874,050            $(51,511)
                                                                          ==========       ==========            ========
Purchases                     09/13/00  AUD              358,429          $  212,143       $  214,510            $  2,367
                              06/05/01  BRL            2,923,286           1,455,457        1,498,796              43,339
                   07/03/00 - 09/13/00  EUR              646,590             613,138          618,312               5,174
                              09/13/00  JPY           98,536,334             949,597          940,792              (8,805)
                              09/13/00  NZD               62,628              29,437           29,355                 (82)
                              09/13/00  SEK              761,972              89,182           86,897              (2,285)
                              10/05/00  VEB          945,279,158           1,328,106        1,348,556              20,450
                                                                          ----------       ----------            --------
                                                                          $4,677,060       $4,737,218            $ 60,158
                                                                          ==========       ==========            ========

At June 30, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $34,665 with Deutsche Bank and $16,016 with C.S. First Boston and net receivable of $7,908 with Merrill Lynch.

At June 30, 2000, the series had sufficient cash and/or securities to cover any commitments under these contracts.

(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                VWG-3  8/00  43M